



COMMON STOCK                                                                                                      COMMON STOCK



ART                                          [LOGO OF ARTEST]


 THIS CERTIFICATE IS TRANSFERABLE     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      SEE REVERSE FOR CERTAIN DEFINITIONS
 IN CANTON, MA AND NEW YORK, NY                                                                       CUSIP 043125 10 3

      This Certifies that











is the record holder of


                             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $.001 PAR VALUE, OF

======================================================== ARTEST Corporation========================================================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this
Certificate properly endorsed.  This certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.
     IN WITNESS WHEREOF the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:

        /s/ HECTOR SANTANA                                                                               /s/ JEN KAO
VICE PRESIDENT OF FINANCE AND SECRETARY               [SEAL OF ARTEST CORPORATION]            PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                                    LOGO IS PMS 200 (TIF FILE)
------------------------------------------------------------------------------------------------------------------------------------
   AMERICAN BANK NOTE COMPANY                                          PRODUCTION COORDINATOR: STEVE KOWALSKI: 215-764-8620
     58th and Sansom Dr.                                                           PROOF OF SEPTEMBER 5, 2000
     Phila., PA 19139                                                                 ARTEST CORPORATION
      (215) 764-8600                                                                      H 67705 Pc
------------------------------------------------------------------------------------------------------------------------------------
  SALES:  M SANDHU: 415-543-8585                                            OPERATOR                           eg/mt
------------------------------------------------------------------------------------------------------------------------------------
 HOME 46/ LIVE JOBS/A/ARTEST/H67705                                                       NEW
------------------------------------------------------------------------------------------------------------------------------------


                                                                                         COUNTERSIGNED AND REGISTERED
                                                                                              EQUISERVE TRUST COMPANY, N.A.
                                                                                                                   TRANSFER AGENT
                                                                                                                   AND REGISTRAR
                                                                                         BY /s/  CHARLES ROSSI
                                                                                                               AUTHORIZED SIGNATURE


                              ARTEST Corporation


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHROIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESINGATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



     TEN COM - as tentants in common                                  UNIF GIFT MIN ACT_____Custodian_______
     TEN ENT - as tentants by the entireties                                           (Cust)        (Minor)
     JT WROS - as joint tenants with right                                     under Uniform Gifts to Minors
               of survivorship and not as                                      Act________________
               tenants in common                                                      (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,_________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             (Please print or typewrite name and address including postal zip code of assignee)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint
                                                                                                           -------------------------

----------------------------------------------------------------------------------------------------------------------------Attoreny
to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.


Dated:
       -----------------------------------------------------


                                             ---------------------------------------------------------------------------------------
                                             NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:
                         ------------------------------------------------------------------------
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                         (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSICATIONS AND CREDIT UNIONS WITH
                         MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEEE MEDALLION PROGRAM), PURSUANT
                         TO S.E.C. RULE 17Ad-15,


------------------------------------------------------------------------------------------------------------------------------------
   AMERICAN BANK NOTE COMPANY                                          PRODUCTION COORDINATOR: STEVE KOWALSKI: 215-764-8620
     58th and Sansom Dr.                                                           PROOF OF SEPTEMBER 5, 2000
     Phila., PA 19139                                                                 ARTEST CORPORATION
      (215) 764-8600                                                                      H 67708 back
------------------------------------------------------------------------------------------------------------------------------------
  SALES:  M SANDHU: 415-543-8585                                            OPERATOR                           eg
------------------------------------------------------------------------------------------------------------------------------------
 HOME 46/ LIVE JOBS/A/ARTEST/H67705                                                       NEW
------------------------------------------------------------------------------------------------------------------------------------